UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

IAC/INTERACTIVECORP

(Exact name of registrant as specified in its charter)

Delaware	001-39356	84-3727412
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File No.)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

IAC HOLDINGS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.001	IAC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the closing on June 30, 2020 of the transactions contemplated by the Transaction Agreement (the “Transaction Agreement”), dated as of December 19, 2019 and amended as of April 28, 2020 and June 22, 2020, by and among the Registrant and certain other parties thereto.

On June 30, 2020, pursuant to the Transaction Agreement, the businesses of the company formerly known as Match Group, Inc. (“Old Match”) were separated from the remaining businesses of the company formerly known as IAC/InterActiveCorp (“Old IAC”) through a series of transactions (the “Separation”) that resulted in the pre-transaction stockholders of Old IAC owning shares in two, separate public companies—Old IAC, which was renamed “Match Group, Inc.” (and which we refer to as “New Match”) and which retained the businesses of Old Match and certain Old IAC financing subsidiaries, and the Registrant, which was renamed “IAC/InterActiveCorp” and which retained Old IAC’s other businesses (the “IAC Businesses”)—and the pre-transaction stockholders of Old Match (other than Old IAC) owning shares in New Match.

The Registrant (also referred to in this Current Report as the “Company”) is now an independent public company, and its common stock, par value $0.001 per share (the “Common Stock”) and CUSIP number 44891N109, began trading under the symbol “IAC” on The Nasdaq Global Select Market on July 1, 2020. The Registrant’s Class B common stock, par value $0.001 per share (the “Class B Common Stock”) is not publicly traded.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2020, the Company entered into a number of agreements with New Match in connection with the completion of the Separation, including, among others, the following:

•	Transition Services Agreement;

•	Tax Matters Agreement; and

•	Amended and Restated Employee Matters Agreement.

A summary of the principal terms of each of these agreements is set forth in the section entitled “Certain Relationships and Related Party Transactions—Ancillary Agreements” contained in Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-236420-01) filed by the Company and Old IAC on April 28, 2020 (the “Registration Statement”). These summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, which are attached hereto as Exhibit 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The transactions described under the Introductory Note of this Current Report on Form 8-K, which is incorporated herein by reference, included the following steps:

•	Prior to the completion of the Separation, in certain internal restructuring transactions, Old IAC transferred to the Company $837,912,786 in cash and the entities and assets through which the IAC Businesses have historically been conducted.

•	The Company issued to Old IAC a total of 79,342,768 shares of Common Stock, 5,789,499 shares of Class B Common Stock and 1,413,740 shares of Series A Cumulative Preferred Stock, par value $0.01 per share, of the Company (the “Series A Preferred Shares”).

•	Following the share issuances referenced immediately above, Old IAC exchanged all of the Series A Preferred Shares with a wholly owned subsidiary of the Company, for certain securities of Old IAC held by such subsidiary, and:

•	Old IAC, through a series of steps, effected the distribution of the Common Stock held by Old IAC to the former holders of common stock, par value $0.001 per share, of Old IAC (the “Old IAC Common Stock”), on a one-for-one basis.

•	Old IAC, through a series of steps, effected the distribution of the Class B Common Stock held by Old IAC to the former holders of Class B common stock, par value $0.001 per share, of Old IAC (the “Old IAC Class B Common Stock”), on a one-for-one basis.

•	Former holders of Old IAC Common Stock and Old IAC Class B Common Stock also received 2.1584 shares of common stock of New Match for each share of Old IAC Common Stock and Old IAC Class B Common Stock, as applicable, held by them prior to the consummation of the Separation transactions (with cash paid in lieu of any fractional shares).

Item 3.02.	Unregistered Sales of Equity Securities.

On June 30, 2020, the Company filed with the Secretary of State of Delaware a Certificate of Designations (the “Certificate of Designations”), which became effective on that date, for the purpose of establishing the preferences, limitations and relative rights of the Series A Cumulative Preferred Stock, all outstanding shares of which are held by a wholly owned subsidiary of the Company. A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and incorporated by reference into this Item 3.02.

The issuances described under the second bullet point under Item 2.01 of this Current Report on Form 8-K, which is incorporated by reference into this Item 3.02, were exempt from registration pursuant to Section 4(a)(2) of the U.S. Securities Act of 1933, as amended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth under Item 3.02 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

The information set forth under the Introductory Note and the third bullet point under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officers

In connection with the Separation, the following individuals, who had been previously serving with Old IAC in their positions shown below, continued as officers of the Company as set forth in the table below:

Barry Diller	Chairman & Senior Executive
Victor Kaufman	Vice Chairman
Joseph Levin	Chief Executive Officer
Glenn H. Schiffman	Executive Vice President and Chief Financial Officer
Mark Stein	Executive Vice President and Chief Strategy Officer
Gregg Winiarski	Executive Vice President, General Counsel and Secretary
Michael H. Schwerdtman	Senior Vice President and Controller

Biographical information about the Company’s executive officers can be found in the Registration Statement on Form S-1 (File No. 333-239204) filed by the Company on June 16, 2020 (the “Form S-1”) under the sections entitled “Executive Officers” and “Directors” which are incorporated by reference into this Item 5.02. The information set forth in the Form S-1 under the section entitled “Certain Relationships and Related Party Transactions” and the information under Item 1.01 of this Current Report on Form 8-K relating to agreements between the Company and New Match is incorporated by reference herein. Mr. Schiffman is a member of the Board of Directors of New Match. Mr. Levin is a member of the Board of Directors of New Match and New Match’s Executive Chairman.

Michael H. Schwerdtman

Prior to his appointment as an officer of the Company, Mr. Michael H. Schwerdtman, 60, served as Senior Vice President and Controller for Old IAC. Mr. Schwerdtman was promoted to this position in September 2005 from Vice President and Controller, a position he held since December 2004. He previously served as Old IAC’s Assistant Controller. Prior to joining Old IAC, Mr. Schwerdtman was with Sony Music from 1993 to 2003 where he served in various capacities including Corporate Controller and Chief Financial Officer of Sony Music International. Mr. Schwerdtman started his professional career with PricewaterhouseCoopers in 1981, leaving as a senior manager in 1993. He holds an MBA from The Wharton School of the University of Pennsylvania, an MA from Norwich University and a BS from St. Francis College (NY). He is a Certified Public Accountant.

Appointment of Directors

At the time the Registration Statement on Form 8-A (File No. 001-39356) filed by the Company on June 30, 2020 became effective, Gregg Winiarski and Glenn Schiffman were serving as the members of the Board of Directors of the Company (the “Board”). Immediately following the Separation, the size of the Board was expanded to eleven directors, with Chelsea Clinton, Barry Diller, Michael D. Eisner, Bonnie S. Hammer, Victor A. Kaufman, Joseph Levin, David Rosenblatt, Alexander von Furstenberg, Bryan Lourd, Alan G. Spoon and Richard F. Zannino (the pre-Separation directors of Old IAC) elected to the Board to replace Messrs. Winiarski and Schiffman and fill the vacancies created by the Board expansion.

Biographical and compensation information for each of the directors appointed to the Board following the Separation can be found in the Form S-1 under the section entitled “Directors” and “Director Compensation,” which is incorporated by reference into this Item 5.02. The information set forth in the Form S-1 under the section entitled “Certain Relationships and Related Party Transactions” and the information under Item 1.01 of this Current Report on Form 8-K relating to agreements between the Company and New Match is incorporated by reference herein. Mr. Levin is a member of the Board of Directors of New Match and New Match’s Executive Chairman, and Mr. Spoon is a member of the Board of Directors of New Match.

In connection with their appointment to the Board:

•	Messrs. Lourd, Spoon and Zannino were appointed to serve as members of the Audit Committee of the Board and Mr. Spoon was appointed Chair of the Audit Committee;

•	Ms. Hammer and Mr. Rosenblatt were appointed to serve as members of the Compensation and Human Resources Committee of the Board and Ms. Hammer was appointed Chair of the Compensation and Human Resources Committee;

•	Mr. Eisner and Ms. Hammer were appointed to serve as members of the Nominating Committee of the Board;

•	Messrs. Diller, Eisner and Kaufman were appointed to serve as members of the Executive Committee of the Board; and

•	Mr. Diller was appointed Chairman of the Board and Mr. Kaufman was appointed Vice Chairman of the Board.

Compensatory Arrangements of Certain Officers

The Company will maintain the same compensation arrangements for its officers, including its named executive officers, immediately following the Separation as in effect immediately prior to the Separation. Compensation information for the Company’s named executive officers can be found in the Form S-1 under the section entitled “Executive Compensation.” This section of the Registration Statement is incorporated by reference into this Item 5.02.

Governance Agreement

In connection with the Separation, Old IAC assigned to the Company that certain Amended and Restated Governance Agreement, dated as of August 9, 2005, among Old IAC, Liberty Media Corporation and Barry Diller (the “Original Governance Agreement”), as such agreement was subsequently amended and supplemented by that certain Letter Agreement, dated as of December 1, 2010, by and among Old IAC, Liberty Media Corporation, Liberty USA Holdings, LLC and Barry Diller (the “Termination Letter”) which terminated the Original Governance Agreement as to Liberty Media, and that certain Letter Agreement, dated as of December 1, 2010 (the “IAC-Diller Agreement”), by and between Old IAC and Barry Diller (the “Governance Agreement”).

Among other things, the Governance Agreement provides that, for so long as Mr. Diller serves as the Company’s Chairman and Senior Executive, he has the right to consent to limited matters in the event that the Company’s ratio of total debt to EBITDA (as defined in the Governance Agreement) equals or exceeds four to one over a continuous twelve-month period.

The above summary is not complete and is qualified in its entirety by reference to the full text of the Original Governance Agreement, the Termination Letter and the IAC-Diller Agreement, which are attached hereto as Exhibit 10.4, 10.5 and 10.6, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Separation, the Company filed the following instruments with the Secretary of State of the State of Delaware:

•	An amended and restated Certificate of Incorporation (the “Amended and Restated Charter”) substantially similar to the Restated Certificate of Incorporation of Old IAC in effect immediately prior to the completion of the Separation. The Amended and Restated Charter became effective as of 9:05 a.m. on June 30, 2020.

•	A certificate of amendment of the Amended and Restated Charter (the “Charter Amendment”), which changed the name of the Company from “IAC Holdings, Inc.” to “IAC/InterActiveCorp” and provided that no officer or director of the Company who is also an officer or director of New Match will be liable to the Company or its stockholders for breach of any fiduciary duty by reason of the fact that any such individual directs a corporate opportunity to New Match instead of the Company, or does not communicate information regarding a corporate opportunity to the Company that the officer or director has directed to New Match. The Charter Amendment became effective as of 11:07 p.m. on June 30, 2020.

•	A restated Certificate of Incorporation (the “Charter Restatement”). The Charter Restatement became effective as of 11:09 p.m. on June 30, 2020.

The Company also amended and restated its By-Laws (the “Amended and Restated By-Laws”), effective June 30, 2020, to read substantially similar to the Amended and Restated By-Laws of Old IAC in effect immediately prior to the completion of the Separation.

A description of the material provisions of the Charter Restatement and the Amended and Restated By-Laws can be found in the Registration Statement, under the section entitled “Description of New IAC Capital Stock,” which is incorporated by reference into this Item 5.03. The foregoing descriptions of the Amended and Restated Charter, the Charter Amendment, the Charter Restatement and the Amended and Restated Bylaws are not complete and are subject to, and qualified in their entirety by reference to, the full text thereof, which are attached hereto as Exhibits 3.1(a), 3.1(b), 3.1(c) and 3.3, respectively, and are incorporated herein by reference.

The information set forth in the first paragraph under Item 3.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 8.01.	Other Events.

Closing Press Release

On July 1, 2020, the Company and New Match issued a joint press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Settlement of New Match Equity Offering

In connection with the transactions contemplated by the Transaction Agreement, Old IAC agreed to issue and sell shares of New Match common stock to certain institutional investors for aggregate gross proceeds of approximately $1.4 billion, before deducting certain fees and expenses related to such offering. Pursuant to the Transaction Agreement, Old IAC has agreed to transfer the proceeds of this offering to the Company immediately following the closing of the offering.

Share Repurchase Authorization

In anticipation of the closing of the Separation, on June 30, 2020, the board of directors of the Company authorized repurchases of up to 8.03 million shares of Common Stock, equal to the number of shares available under the repurchase authorization at Old IAC immediately prior to the Separation. The timing and amount of any shares repurchased will be determined based on the Company’s evaluation of market conditions and other factors. Any repurchases will be made in accordance with the rules and regulations promulgated by the Commission and certain other legal requirements to which the Company may be subject.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The financial statements included in the sections of the Form S-1 entitled “Annex A—Combined Financial Statements of IAC Holdings, Inc. (New IAC)” and “Annex B—Consolidated Financial Statements of Care.com, Inc.” are incorporated by reference into this Item 9.01.

(b)        Pro forma financial information.

The pro forma financial information included in the section of the Form S-1 entitled “Unaudited Pro Forma Condensed Combined Financial Statements” is incorporated by reference into this Item 9.01.

(d)        Exhibits.

Exhibit No.	Description of Exhibit

3.1(a)	Amended and Restated Certificate of Incorporation of the Registrant.

3.1(b)	Amendment to Certificate of Incorporation of the Registrant.

3.1(c)	Restated Certificate of Incorporation of the Registrant.

3.2	Certificate of Designations of Series A Cumulative Preferred Stock

3.3	Amended and Restated By-Laws of the Registrant.

10.1	Transition Services Agreement, dated as of June 30, 2020, by and between the Registrant and New Match.

10.2	Tax Matters Agreement, dated as of June 30, 2020, by and between the Registrant and New Match.

10.3	Amended and Restated Employee Matters Agreement, dated as of June 30, 2020, by and between the Registrant and New Match.

10.4	Amended and Restated Governance Agreement, dated as of August 9, 2005, among the Registrant (as assignee of Old IAC), Liberty Media Corporation and Barry Diller (filed as Exhibit 10.1 to Old IAC’s Quarterly Report on Form 10-Q, for the fiscal quarter ended September 30, 2005, and incorporated herein by reference).

10.5	Letter Agreement, dated as of December 1, 2010, by and among the Registrant (as assignee of Old IAC), Liberty Media Corporation, Liberty USA Holdings, LLC and Barry Diller (filed as Exhibit 10.1 to Old IAC’s Current Report on Form 8-K, filed on December 6, 2010, and incorporated herein by reference).

10.6	Letter Agreement, dated as of December 1, 2010, by and between the Registrant (as assignee of Old IAC) and Barry Diller (filed as Exhibit 10.2 to Old IAC’s Current Report on Form 8-K, filed on December 6, 2010, and incorporated herein by reference).

10.7	IAC/InterActiveCorp 2018 Stock and Annual Incentive Plan (filed as Exhibit 10.1 to Old IAC’s Current Report on Form 8-K, filed on June 29, 2018, and incorporated herein by reference).

10.8	Form of Terms and Conditions for Stock Options granted under the IAC/InterActiveCorp 2018 Stock and Annual Incentive Plan (filed as Exhibit 10.5 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and incorporated herein by reference).

10.9	Form of Terms and Conditions for Restricted Stock Units granted under the IAC/InterActiveCorp 2018 Stock and Annual Incentive Plan (filed as Exhibit 10.6 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and incorporated herein by reference).

10.10	IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (filed as Exhibit 10.1 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013, and incorporated herein by reference).

10.11	Form of Terms and Conditions for Stock Options granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (filed as Exhibit 10.6 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and incorporated herein by reference).

10.12	Form of Terms and Conditions for Restricted Stock Units granted under the IAC/InterActiveCorp 2013 Stock and Annual Incentive Plan (filed as Exhibit 10.7 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and incorporated herein by reference).

10.13	IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (filed as Annex F to Old IAC’s Definitive Proxy Statement, filed on July 10, 2008, and incorporated herein by reference).

10.14	Form of Terms and Conditions for Stock Options granted under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (filed as Exhibit 10.7 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).

10.15	Form of Terms and Conditions for Restricted Stock Units granted under the IAC/InterActiveCorp 2008 Stock and Annual Incentive Plan (filed as Exhibit 10.7 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and incorporated herein by reference).

10.16	IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (filed as Exhibit 10.8 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, and incorporated herein by reference).

10.17	Form of Terms and Conditions for Stock Options granted under the IAC/InterActiveCorp 2005 Stock and Annual Incentive Plan (filed as Exhibit 10.1 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2008, and incorporated herein by reference).

10.18	Summary of Non-Employee Director Compensation Arrangements (filed as Exhibit 10.2 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2009, and incorporated herein by reference).

10.19	2011 IAC/InterActiveCorp Deferred Compensation Plan for Non-Employee Directors (filed as Exhibit 10.1 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2011, and incorporated herein by reference).

10.20	Equity and Bonus Compensation Arrangement, dated as of August 24, 1995, between Barry Diller and the Registrant (filed as Exhibit 10.26 to Old IAC’s Annual Report on Form 10-K for the fiscal year ended December 31, 1996, and incorporated herein by reference).

10.21	Employment Agreement between Joseph Levin and the Registrant, dated as of November 21, 2017 (filed as Exhibit 10.1 to Old IAC’s Current Report on Form 8-K, filed on November 22, 2017, and incorporated herein by reference).

10.22	Second Amended and Restated Employment Agreement between Victor A. Kaufman and the Registrant, dated as of March 15, 2012 (filed as Exhibit 10.1 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2012, and incorporated herein by reference).

10.22	Employment Agreement between Glenn H. Schiffman and the Registrant, dated as of April 7, 2016 (filed as Exhibit 10.2 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2016, and incorporated herein by reference).

10.23	Employment Agreement between Mark Stein and the Registrant, dated as of June 28, 2018 (filed as Exhibit 10.2 to Old IAC’s Current Report on Form 8-K, filed on June 29, 2018, and incorporated herein by reference).

10.24	Employment Agreement between Gregg Winiarski and the Registrant, dated as of February 26, 2010 (filed as Exhibit 10.2 to Old IAC’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2010, and incorporated herein by reference).

10.25	Employee Matters Agreement, dated as of September 29, 2017, by and between the Registrant and ANGI Homeservices Inc. (filed as Exhibit 2.5 to Old IAC’s Current Report on Form 8-K, filed on October 2, 2017, and incorporated herein by reference).

23.1	Consent of Ernst & Young LLP, independent registered public accounting firm for the Company.

23.2	Consent of Ernst & Young LLP, independent registered public accounting firm for Care.com, Inc.

23.3	Consent of Ernst & Young LLP, independent auditors for Care.com, Inc.

99.1	Joint Press Release of the Company and New Match, dated as of July 1, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
Name:	Gregg Winiarski
Title:	Executive Vice President, General Counsel & Secretary

Date: July 2, 2020